BABCOCK & WILCOX ENTERPRISES, INC.
INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma condensed consolidated financial information, which is based upon estimates by our management, is presented for informational purposes only. It is not intended to be indicative of the actual consolidated results of operations or the actual consolidated financial position that would have been achieved had the transactions or adjustments been consummated as of the dates indicated below, and it does not purport to indicate results that may be attained in the future.

BABCOCK & WILCOX ENTERPRISES, INC.
INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

BABCOCK & WILCOX ENTERPRISES, INC.
INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On June 28, 2024, Babcock & Wilcox Enterprises, Inc. (the “Company”), through B&W PGG Luxembourg Finance Sárl, a subsidiary of the Company (the “Seller”), entered into an agreement to sell the entire issued and outstanding share capital of its subsidiary, Babcock & Wilcox Renewable Services A/S (“BWRS”), to Hitachi Zosen Inova AG (the “Buyer” and such agreement, the “Purchase Agreement). The Sale of BWRS to the Buyer was competed the same day.

The following unaudited pro forma condensed consolidated financial statements are based on our historical consolidated financial statements as adjusted to give effect to the sale of BWRS. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2024 and the 12 months ended December 31, 2023 give effect to the sale as if it had occurred on January 1, 2023. The unaudited pro forma condensed consolidated balance sheet as of March 31, 2024 gives effect to the transaction as if it had occurred on that date.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have occurred if the transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period. The information below should be read in conjunction with the Company's consolidated financial statements as of and for three months ended March 31, 2024 and as of and for the year ended December 31, 2023.

BABCOCK & WILCOX ENTERPRISES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2024

(in thousands, except per share amounts)	Company Historical	Pro Forma Adjustments	Condensed Consolidated Pro Forma
Cash and cash equivalents	$43,881	$82,997	$126,878
Current restricted cash and cash equivalents	16,935	—	16,935
Accounts receivable – trade, net	124,398	(10,550)	113,848
Accounts receivable – other	29,930	(352)	29,578
Contracts in progress	107,431	(12,387)	95,044
Inventories, net	112,407	(6,886)	105,521
Other current assets	22,975	(148)	22,827
Current assets held for sale	24,266	—	24,266
Total current assets	482,223	52,674	534,897
Net property, plant and equipment and finance leases	78,514	(1,744)	76,770
Goodwill	100,655	(16,410)	84,245
Intangible assets, net	42,816	(10,526)	32,290
Right-of-use assets	28,641	(182)	28,459
Long-term restricted cash	41,636	—	41,636
Deferred tax assets	2,094	—	2,094
Other assets	18,944	(346)	18,598
Total assets	$795,523	$23,466	$818,989

Accounts payable	$129,535	$(3,696)	$125,839
Accrued employee benefits	11,246	(1,244)	10,002
Advance billings on contracts	74,861	(92)	74,769
Accrued warranty expense	7,160	(526)	6,634
Current Portion:
Financing lease liabilities	1,400	—	1,400
Operating lease liabilities	3,804	(60)	3,744
Other accrued liabilities	65,268	(13,157)	52,111
Loans payable	4,473	—	4,473
Current liabilities held for sale	35,179	—	35,179
Total current liabilities	332,926	(18,775)	314,151
Senior notes	338,388	—	338,388
Loans payable, net of current portion	98,727	—	98,727
Pension and other postretirement benefit liabilities	172,174	—	172,174
Finance lease liabilities, net of current portion	25,839	—	25,839
Operating lease liabilities, net of current portion	25,990	(122)	25,868
Deferred tax liability	12,991	(1,015)	11,976
Other non-current liabilities	10,955	(1,879)	9,076
Total liabilities	1,017,990	(21,791)	996,199

Stockholders' deficit:
Preferred stock, par value $0.01 per share, authorized shares of 20,000; issued and outstanding shares of 7,669 at both March 31, 2024 and December 31, 2023	77	—	77
Common stock, par value $0.01 per share, authorized shares of 500,000; issued and outstanding shares of 89,480 and 89,449 at March 31, 2024 and December 31, 2023, respectively	5,149	—	5,149
Capital in excess of par value	1,547,671	—	1,547,671
Treasury stock at cost, 2,139 shares at March 31, 2024 and December 31, 2023, respectively	(115,164)	—	(115,164)
Accumulated deficit	(1,591,489)	44,057	(1,547,432)
Accumulated other comprehensive loss	(69,255)	1,200	(68,055)
Stockholders' deficit attributable to shareholders	(223,011)	45,257	(177,754)
Non-controlling interest	544	—	544
Total stockholders' deficit	(222,467)	45,257	(177,210)
Total liabilities and stockholders' deficit	$795,523	$23,466	$818,989
See accompanying Note to the Condensed Consolidated Balance Sheet

BABCOCK & WILCOX ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2024

(in thousands, except per share amounts)	Company Historical	Pro Forma Adjustments	Condensed Consolidated Pro Forma

Revenues	$207,556	$(17,518)	$189,095
Costs and expenses:
Cost of operations	159,075	(12,963)	145,169
Selling, general and administrative expenses	41,438	(3,302)	38,136
Restructuring activities	1,580	—	1,580
Research and development costs	1,081	—	1,081
Loss (gain) on asset disposals, net	53	(6)	47
Total costs and expenses	203,227	(16,271)	186,013
Operating income	4,329	(1,247)	3,082
Other (expense) income:
Interest expense	(12,834)	27	(12,807)
Interest income	307	(149)	158
Loss on debt extinguishment	(5,071)	—	(5,071)
Benefit plans, net	96	—	96
Foreign exchange	(1,333)	—	(1,333)
Total other expense, net	(18,835)	(122)	(18,957)
Loss before income tax expense	(14,506)	(1,369)	(15,875)
Income tax expense	1,293	—	1,293
Loss from continuing operations	(15,799)	(1,369)	(17,168)
Loss from discontinued operations, net of tax	(992)	—	(992)
Net loss	(16,791)	(1,369)	(18,160)
Net income attributable to non-controlling interest	(42)	—	(42)
Net loss attributable to stockholders	(16,833)	(1,369)	(18,202)
Less: Dividend on Series A preferred stock	3,714	—	3,714
Net loss attributable to stockholders of common stock	$(20,547)	$(1,369)	$(21,916)

Basic and diluted loss per share
Continuing operations	$(0.22)		$(0.23)
Discontinued operations	(0.01)		(0.01)
Basic and diluted loss per share	$(0.23)		$(0.24)

Basic and diluted shares used in the computation of loss per share	89,479		89,479

Other Comprehensive Loss
Net loss	$(16,791)	$(1,369)	$(18,160)
Other comprehensive (loss) income:
Currency translation adjustment	(3,125)	1,382	(1,743)
Pension and post retirement adjustments, net of tax	231	—	231
Total other comprehensive loss	(2,894)	1,382	(1,512)
Total comprehensive loss	(19,685)	13	(19,672)
Comprehensive income attributable to non-controlling interest	(67)	—	(67)
Comprehensive loss attributable to stockholders	$(19,752)	$13	$(19,739)
See accompanying Note to the Condensed Consolidated Statement of Operations

BABCOCK & WILCOX ENTERPRISES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2023

(in thousands, except per share amounts)	Company Historical	Pro Forma Adjustments	Condensed Consolidated Pro Forma
Revenues	$999,354	$(96,411)	$902,943
Costs and expenses:
Cost of operations	775,267	(69,515)	705,752
Selling, general and administrative expenses	191,465	(12,522)	178,943
Restructuring activities	4,222	—	4,222
Research and development costs	8,444	—	8,444
Gain on sale of business	—	(45,257)	(45,257)
Loss on asset disposals, net	57	(30)	27
Total costs and expenses	979,455	(127,324)	852,131
Operating income	19,899	30,913	50,812
Other (expense) income:
Interest expense	(49,895)	—	(49,895)
Interest income	1,192	(74)	1,118
Benefit plans, net	(37,505)	—	(37,505)
Foreign exchange	(2,507)	—	(2,507)
Other expense – net	(1,336)	—	(1,336)
Total other expense, net	(90,051)	(74)	(90,125)
Loss before income tax expense	(70,152)	30,839	(39,313)
Income tax expense	8,481	658	9,139
Loss from continuing operations	(78,633)	30,181	(48,452)
Loss from discontinued operations, net of tax	(118,338)	—	(118,338)
Net loss	(196,971)	30,181	(166,790)
Net income attributable to non-controlling interest	(237)	—	(237)
Net loss attributable to stockholders	(197,208)	30,181	(167,027)
Less: Dividend on Series A preferred stock	14,858	—	14,858
Net loss attributable to stockholders of common stock	$(212,066)	$30,181	$(181,885)

Basic and diluted loss per share
Continuing operations	$(1.05)		$(0.71)
Discontinued operations	(1.33)		(1.33)
Basic and diluted loss per share	$(2.38)		$(2.04)

Basic and diluted shares used in the computation of loss per share	89,011		89,011

Other Comprehensive Loss
Net loss	$(196,971)	$30,181	$(166,790)
Other comprehensive (loss) income:
Currency translation adjustment	5,555	(1,642)	3,913
Pension and post retirement adjustments, net of tax	870	—	870
Total other comprehensive (loss) income	6,425	(1,642)	4,783
Total comprehensive loss	(190,546)	28,539	(162,007)
Comprehensive loss attributable to non-controlling interest	(127)	—	(127)
Comprehensive loss attributable to stockholders	$(190,673)	$28,539	$(162,134)
See accompanying Note to the Condensed Consolidated Statement of Operations

NOTE TO THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2024

The balance sheet of the Company as of March 31, 2024 reflected the assets and liabilities of Babcock & Wilcox Enterprises, Inc. and the assets and liabilities of BWRS. Upon completion of the transaction, substantially all of the BWRS assets and liabilities will be eliminated. Included in the Pro Forma Adjustments column are the divested assets and liabilities, the costs and expenses to be paid at closing and the estimated net cash proceeds from the transaction. Also included in the Pro Forma Adjustments is a decrease in retained deficit that would have resulted from the gain on the sale of the business.

NOTE TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2024 AND THE YEAR ENDED DECEMBER 31, 2023

The statements of operations for the three months ended March 31, 2024 and year ended December 31, 2023 reflected the revenue, costs and other income (expenses) of the Company. Upon completion of the transaction with the Buyer, substantially all of the revenue, costs and other income (expenses) associated with BWRS will be eliminated, except for those costs and other income (expense) related to retained assets and liabilities not assumed by the Buyer.

The Pro Forma Condensed Consolidated Statement of Operations were prepared to eliminate income and expenses based on the following assumptions:
•All revenue and cost of sales of BWRS will be eliminated with these transactions.
•All selling, general and administrative expenses, research and development costs and corporate allocations of BWRS will be eliminated with the exception of corporate allocations.
•All other income (expense) items of BWRS will be eliminated.
•The gain on the sale of the BWRS business was included in the year ended December 31, 2023.